SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                    --------

               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


                Date of Report (Date of earliest event reported)

                               November 16, 1998
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                              Geo Petroleum, Inc.
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             (Exact name of registrant as specified in its charter)


        California                0-20915                       33-0328958
        ----------                -------                       ----------
     (State or other            (Commission                  (I.R.S. Employer
      jurisdiction              File Number)                 Identification No.)
     of incorporation)


          2 Appaloosa Lane
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          Rolling Hills, CA                                       90274
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(Address of principal executive offices)                        (Zip Code)


               Registrant's telephone number, including area code
                                  310-265-0721
                                  ------------


             501 Deep Valley Drive, Rolling Hills Estates, CA 90274
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         (Former name or former address, if changed since last report)

                              Geo Petroleum, Inc.

Item 5  Other Events

GEO PETROLEUM, INC.  FILES CHAPTER 11 PETITION
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        Rolling Hills, CA 90274, November 16, 1998: Geo Petroleum, Inc.
        ---------------------------------------------------------------

(Symbol: GOPL), an independent oil and gas development and exploration company based in Rolling Hills, California, announced that on November 16, 1998, it filed a petition for reorganization of the Company under Chapter 11 of the U.S. Bankruptcy Code. The petition was filed in the United States Bankruptcy Court, Central District of California. Geo intends to file a plan of reorganization in mid-1999. The principal reasons for the filing were a default in the Company's $615,000 loan, poor oil prices, and two law suits brought because several wells could not be kept on commercial production.

         The Company's auditors, Ernst & Young, submitted their resignation. There was no dispute with the Company.

         Larry R. Burroughs' employment terminated at the end of his one-year term as President and he also resigned as a director. Mr. Burroughs will continue to serve as a consultant for the development of Geo's large reserves of heavy oil in the Oxnard Oil Field, Ventura County, California.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Geo Petroleum, Inc.
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Registrant
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GERALD T. RAYDON
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GERALD T. RAYDON
Chief Executive Officer